SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

                                                                                             Greene County Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

                                                                                    (Name of Person(s) Filing Proxy Statement)

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[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:
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2) Aggregate number of securities to which transaction applies:
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3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
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                4) Proposed maximum aggregate value of transaction:
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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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[GREENE COUNTY BANCORP LETTERHEAD]

September 22, 2004

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Greene County Bancorp, Inc. (the “Company”). The Company is the holding company of The Bank of Greene County, and our common stock is traded on the Nasdaq Small Cap Market under the symbol “GCBC.” The Annual Meeting will be held at the main office of the Company, located at 425 Main Street, Catskill, New York, at 5:30 p.m., New York Time, on Wednesday, October 27, 2004.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of our independent auditors, will be present to respond to any questions that stockholders may have.

The Annual Meeting is being held so that stockholders may consider the election of directors and the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for fiscal year 2005. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” the election of directors and the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,

By:  /s/  J. Bruce Whittaker
        J. Bruce Whittaker
        President and Chief Executive Officer

Greene County Bancorp, Inc.
302 Main Street
Catskill, New York 12414
(518) 943-2600

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On October 27, 2004

Notice is hereby given that the Annual Meeting of Stockholders of Greene County Bancorp, Inc. (the “Company”) will be held at the main office of the Company, located at 425 Main Street, Catskill, New York, on Wednesday, October 27, 2004 at 5:30 p.m., New York Time.

A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

The Annual Meeting is for the purpose of considering and acting upon:

1.            The election of four directors to the Board of Directors;

2.	The ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the Company for the fiscal year ending June 30, 2005; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on September 15, 2004, are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at 302 Main Street, Catskill, New York, for a period of ten days prior to the Annual Meeting and will also be available for inspection at the meeting itself.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

By Order of the Board of Directors

                                                                                                         By:  /s/ Bruce P. Egger
                                                                                                                 Bruce P. Egger
                 Secretary
September 22, 2004

A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

PROXY STATEMENT

Greene County Bancorp, Inc.
302 Main Street
Catskill, New York 12414
(518) 943-2600

ANNUAL MEETING OF STOCKHOLDERS
October 27, 2004

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Greene County Bancorp, Inc. (the “Company”) to be used at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”), which will be held at the main office of the Company, located at 425 Main Street, Catskill, New York, on Wednesday, October 27, 2004, at 5:30 p.m., New York Time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about September 22, 2004.

                                                                                             REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by such proxies on such matters in such manner as shall be determined by a majority of the Board of Directors.

A proxy may be revoked at any time prior to its exercise by sending written notice of revocation to the Secretary of the Company at the address shown above, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

                                                                 VOTING PROCEDURES AND METHODS OF COUNTING VOTES

Holders of record of the Company’s common stock, par value $0.10 per share, as of the close of business on September 15, 2004 (the “Record Date”) are entitled to one vote for each share then held. As of the Record Date, the Company had 2,054,203 shares of common stock issued and outstanding (exclusive of Treasury shares), 1,152,316 of which were held by Greene County Bancorp, M.H.C. (the “Mutual Holding Company”), and 901,887 of which were held by stockholders other than the Mutual Holding Company (“Minority Stockholders”). The presence in person or by proxy of a majority of the total number of shares of common stock outstanding and entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

As to the election of directors, the Proxy Card being provided by the Board of Directors enables a stockholder to vote FOR the election of the four nominees proposed by the Board, or to WITHHOLD AUTHORITY to vote for the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is withheld.
As to the ratification of PricewaterhouseCoopers LLP as the Company’s independent auditors, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on the ratification. The ratification of this matter shall be determined by a majority of the votes cast, without regard to broker non-votes or proxies marked ABSTAIN.

Management of the Company anticipates that the Mutual Holding Company, the majority stockholder of the Company, will vote all of its shares in favor of all the matters set forth above. If the Mutual Holding Company votes all of its shares in favor of each proposal, the approval of each proposal would be assured.

Proxies solicited hereby will be returned to the Company and will be tabulated by an Inspector of Election designated by the Board of Directors of the Company.

                                                                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Persons and groups who beneficially own in excess of 5% of the common stock are required to file certain reports with the Securities and Exchange Commission (the “SEC”) regarding such ownership. The following table sets forth, as of the Record Date, the shares of common stock beneficially owned by each person who was the beneficial owner of more than 5% of the Company’s outstanding shares of common stock, and all directors and executive officers of the Company as a group.

                                                                                                              Amount of Shares
                                                                                 Owned and Nature                 Percent of Shares
Name and Address of                                of Beneficial                       of Common Stock
  Beneficial Owners                                  Ownership (1)                          Outstanding

Principal Stockholders:

Greene County Bancorp, M.H.C.                                                            1,152,316                                           56.1%
302 Main Street
Catskill, New York 12414

Greene County Bancorp, M.H.C. (2)                                                                                   1,329,648                                           64.7%
and all Directors and Executive Officers
as a group (11 persons)
________________________________________
(1)    For purposes of this table, a person is deemed to be the beneficial owner of shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares, and “investment power” is the power to dispose of or direct the disposition of shares. The table includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.
(2)    With the exception of Arthur Place, CPA, the Company’s executive officers and directors are also executive officers and directors of Greene County Bancorp, M.H.C. Excluding shares held by Greene County Bancorp, M.H.C., the Company’s executive officers and directors owned an aggregate of 177,332 shares, or 8.6% of the outstanding shares.

                                                                                  PROPOSAL 1—ELECTION OF DIRECTORS

On June 21, 2004, the Board of Directors unanimously appointed Arthur Place, CPA to the Company’s Board of Directors. Mr. Place will stand for election at this year’s Annual Meeting. With the appointment of Mr. Place, the Company’s Board expanded from seven to eight members. The Company’s Bylaws provide that approximately one-third of the Directors are to be elected annually. Directors of the Company are generally elected to serve for a three-year period and until their respective successors have been elected. Four Directors will be elected at the Annual Meeting. The Board of Directors has nominated as directors Walter H. Ingalls, Paul Slutzky and David H. Jenkins, DVM, each to serve for a three-year period and until their respective successors have been elected. The Board has nominated as director Arthur Place, CPA to serve for a two-year period and until his successor has been elected. Each of the four nominees is currently a member of the Board of Directors.

The table below sets forth certain information as of September 15, 2004 regarding the composition of the Company’s Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees would be unable to serve if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

                                                                                                                                                                             Shares of
                                                                                                                               Common Stock
                                                                                                                                                                            Beneficially
                                                    Positions                  Director         Current Term               Owned on             Percent
Name (1)                     Age(4)                Held                 Since (2)            to Expire                        Record Date (3)        of Class

                                                                                                            NOMINEES
Walter H.Ingalls              74          Chairman of the Board      1966                  2004                          5,410 (5)                             0.26%
Paul Slutzky                  56          Director                        1992                  2004                        17,620 (5)                             0.86%
David H. Jenkins, DVM    53             Director                        1996                  2004                        17,560 (5)                             0.85%
Arthur Place, CPA           61          Director                        2004                  2004                           ---                      ---

DIRECTORS CONTINUING IN OFFICE

Dennis R. O’Grady          64          Director                         1981                2005                                25,760 (5)                              1.25%
Martin C. Smith              59          Director                         1993                2005                         28,754 (5)                              1.40%
J. Bruce Whittaker             61             Director, President and      1987                     2006                                 41,964 (6)                    2.04%
                                                               Chief Executive Officer
Charles H. Schaefer           52          Director                         2003               2006                                 12,186                         0.59%

All directors and                           177,332 (7)                              8.63%
executive officers
as a group (11 persons)

(1)	The mailing address for each person listed is 302 Main Street, Catskill, New York 12414. With the exception of Arthur Place, each of the persons listed is also a director of Greene County Bancorp, M.H.C., which owns the majority of the Company’s issued and outstanding shares of common stock.
(2)	Except with regard to Directors Schaefer and Place, reflects initial appointment to the Board of Trustees of the mutual predecessor to The Bank of Greene County.
(3)	See definition of “beneficial ownership” in the table “Security Ownership of Certain Beneficial Owners.”
(4)	As of September 15, 2004.
(5)	Includes 320 shares granted under the Recognition and Retention Plan which are subject to future vesting, but as to which voting currently may be directed. Also, includes shares subject to options which are currently exercisable, as follows: Messrs. Ingalls 1,652, Slutzky 2,160, Jenkins 1,080, O’Grady 540, Smith 1,080, and Whittaker 10,800.
(6)	Includes 10,800 shares subject to options which are currently exercisable and 2,200 shares granted under the Recognition and Retention Plan which are subject to future vesting, but as to which voting currently may be directed.
(7)	Includes 10,192 shares of common stock allocated to the accounts of executive officers under the ESOP and excludes the remaining 62,881 shares of common stock, or 3.06% of the shares of common stock outstanding, owned by the ESOP for the benefit of employees of The Bank of Greene County. Under the terms of the ESOP, shares of common stock allocated to the accounts of employees are voted in accordance with the instructions of the respective employees. Unallocated shares are voted by the ESOP trustee in the manner calculated to most accurately reflect the instructions it has received from the participants regarding the allocated shares, unless its fiduciary duties require otherwise.

The principal occupation during the past five years of each director, nominee for director and executive officer of the Company is set forth below. All such persons have held their present positions for five years unless otherwise stated.

J. Bruce Whittaker is President and Chief Executive Officer of the Company, and has served in that position since its formation in 1998. He is also President and Chief Executive Officer of The Bank of Greene County (the “Bank”), and has served in that position since 1987. Mr. Whittaker has been affiliated with the Bank in various capacities since 1972. Mr. Whittaker was appointed to the Board of Trustees of the Bank in 1987.

Walter H. Ingalls is the Chairman of the Board. Mr. Ingalls is retired. Prior to his retirement, Mr. Ingalls was the President of the GNH Lumber Co., a lumber company located in Norton Hill, New York.

Paul Slutzky is the General Manager of I. & O. A. Slutzky Constr. Co., a construction company located in Hunter, New York.

David H. Jenkins, DVM is a veterinarian and the owner of Catskill Animal Hospital, Catskill, New York.

Dennis R. O’Grady is a pharmacist and the former co-owner of Mikhitarian Pharmacy located in Catskill, New York.

Martin C. Smith is currently consultant to Main Bros. Oil Co., Inc., and is the former owner of R.E. Smith Fuel Company, which was purchased by Main Bros. Oil Co., Inc., located in Albany, New York.

Charles H. Schaefer is a partner of the law firm, Deily & Schaefer, Catskill, New York.

Arthur Place, CPA is a Senior Partner of Arthur Place & Co., an accounting firm located in Albany, New York. Mr. Place was appointed to the Board in July 2004.

Executive Officers of the Company who are not Directors

Bruce P. Egger is Senior Vice President and Secretary of the Company, and has served in that position since its formation in 1998. Mr. Egger also serves as Senior Vice President and Secretary of the Bank, and has been affiliated with the Bank in various capacities since 1977. Prior to that time, Mr. Egger worked in the retail trade.

Michelle M. Plummer, CPA has served as Chief Financial Officer of the Company and the Bank since May 1999 and Chief Financial Officer and Treasurer since January 2002. Prior to that time, Ms. Plummer held positions as a Senior Accountant with KPMG LLP and as a Bank Examiner with the Federal Reserve Bank of New York.

Stephen E. Nelson was promoted to Senior Vice President of the Company in 2001 and has served in various capacities with the Bank since 1988.

Ownership Reports by Officers and Directors

The common stock of the Company is registered with the SEC pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The officers and directors of the Company and beneficial owners of greater than 10% of the Company’s common stock (“10% beneficial owners”) are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the common stock. SEC rules require disclosure in the Company’s Proxy Statement or Annual Report on Form 10-KSB of the failure of an officer, director or 10% beneficial owner of the Company’s common stock to file a Form 3, 4, or 5 on a timely basis. Based on the Company’s review of such ownership reports, the Company believes that no officer or director of the Company failed to timely file such ownership reports for the fiscal year ended June 30, 2004.

Board Independence

The Board of Directors has determined that, except for Mr. Whittaker and Mr. Schaefer, each member of the Board is an “independent director” within the meaning of the NASDAQ corporate governance listing standards. Mr. Whittaker is not considered independent because he is an executive officer of the Company. Mr. Schaefer is not considered independent because he is a partner in the law firm, Deily & Schaefer, from which the Company uses various services in the normal course of business.

Meetings and Committees of the Board of Directors

General. The business of the Company is conducted at regular and special meetings of the full Board and its standing committees. The standing committees include the Executive, Nominating and Audit Committees. During the year ended June 30, 2004, the Board of Directors held 12 regular meetings and no special meetings. No member of the Board or any committee thereof attended fewer than 75% of said meetings. Executive sessions of the independent directors are held on a regularly scheduled basis, including five during fiscal year 2004.

Executive Committee. The Executive Committee consists of all Directors. The Executive Committee meets as necessary when the Board is not in session to exercise general control and supervision in all matters pertaining to the interests of the Company, subject at all times to the direction of the Board of Directors. The Executive Committee did not meet during the fiscal year ended June 30, 2004

Nominating Committee. The Nominating Committee consists of Directors O’Grady, Smith, Ingalls, and Slutzky. Each member of the Nominating Committee is considered “independent” as defined in the NASDAQ corporate governance listing standards. The Board of Directors has adopted a written charter for the Committee, which is available at the Company’s website at www.thebankofgreenecounty.com.  The Committee met one time during the fiscal year ended June 30, 2004.

The functions of the Nominating Committee include the following:

•	to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for stockholder approval;

•   to review and monitor compliance with the requirements for board independence;

•	to review the committee structure and make recommendations to the Board regarding committee membership;

•	to develop and recommend to the Board for its approval a set of corporate governance guidelines; and

•	to develop and recommend to the Board for its approval a self-evaluation process for the Board and its committees.

The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

•	has the highest personal and professional ethics and integrity and whose values are compatible with the Company’s;

•	has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

•	is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

•	is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

•	is involved in other activities or interests that do not create a conflict with his or her responsibilities to the Company and its stockholders; and

•	has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.

Finally, the Nominating Committee will take into account whether a candidate satisfies the criteria for “independence” under the NASDAQ corporate governance listing standards, and if a nominee is sought for service on the audit committee, the financial and accounting expertise of a candidate, including whether the individual qualifies as an audit committee financial expert.

Procedures for the Nomination of Directors by Stockholders. The Nominating Committee has adopted procedures for the submission of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board, the Nominating Committee will consider candidates submitted by the Company’s stockholders. Stockholders can submit qualified names of candidates for director by writing to our Corporate Secretary, at 302 Main Street, Catskill, New York 12414. The Corporate Secretary must receive a submission not less than ninety (90) days prior to the anniversary date of the Company’s proxy materials for the preceding year’s annual meeting. The submission must include the following information:

•	the name and address of the stockholder as they appear on the Company’s books, and number of shares of the Company’s common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•	the name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•	a statement of the candidate’s business and educational experience;

•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Rule 14A;

•	a statement detailing any relationship between the candidate and the Company;

•	a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

Submissions that are received and that meet the criteria outlined above are forwarded to the Chairman of the Nominating Committee for further review and consideration. A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in this proxy statement under the heading “Stockholder Proposals.”

Stockholder Communications with the Board. A stockholder of the Company who wishes to communicate with the Board or with any individual director may write to the Corporate Secretary of the Company, 302 Main Street, Catskill, New York 12414, Attention: Board Administration. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

•	forward the communication to the director or directors to whom it is addressed;

•	attempt to handle the inquiry directly, for example where it is a request for information about the Company or a stock-related matter; or

•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, management will present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.
The Audit Committee. The Audit Committee consists of Directors Ingalls, Jenkins, O’Grady, Slutzky and Place. Each member of the Audit Committee is considered “independent” as defined in the NASDAQ corporate governance listing standards and under SEC Rule 10A-3. The Board of Directors has determined that Arthur Place qualifies as an “audit committee financial expert” as that term is defined by the rules and regulations of the SEC. The duties and responsibilities of the Audit Committee include, among other things:

•	retaining, overseeing and evaluating a firm of independent certified public auditors to audit the Company’s annual financial statements;

•	in consultation with the independent auditors and the internal auditor, reviewing the integrity of the Company’s financial reporting processes, both internal and external;

•	approving the scope of the audit in advance;

•	reviewing the financial statements and the audit report with management and the independent auditors;

•	considering whether the provision by the external auditors of services not related to the annual audit and quarterly reviews is consistent with maintaining the auditor’s independence;

•	reviewing earnings and financial releases and quarterly reports filed with the SEC;

•	consulting with the internal audit staff and reviewing management’s administration of the system of internal accounting controls;

•	approving all engagements for audit and non-audit services by the independent auditors; and

•	reviewing the adequacy of the audit committee charter.

The Audit Committee met eight times during the fiscal year ended June 30, 2004. The Audit Committee reports to the Board on its activities and findings. The Board of Directors has adopted a written charter for the Audit Committee, which is appended to this proxy statement as Appendix A and which is available at the Company’s website at www.thebankofgreenecounty.com.

Audit Committee Report

The following Audit Committee Report is provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, this report shall not be deemed “soliciting material,” filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Securities and Exchange Act of 1934, as amended.

The Audit Committee has prepared the following report for inclusion in this Proxy Statement:

As part of its ongoing activities, the Audit Committee has:

•	Reviewed and discussed with management the Company’s audited consolidated financial statements for the fiscal year ended June 30, 2004;

•	Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

•	Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence. In addition, the Audit Committee approved the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending June 30, 2005, subject to the ratification of the appointment by the stockholders.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                 This report has been provided by the Audit Committee:

                                                               Walter H. Ingalls
David H. Jenkins, DVM
Dennis R. O’Grady
Arthur Place, CPA
Paul Slutzky

Code of Ethics

The Company has adopted a Code of Ethics that is applicable to the Company’s officers, directors and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available on the Company’s website at www.thebankofgreenecounty.com. Amendments to and waivers from the Code of Ethics will also be disclosed on the Company’s website.

Compensation Committee Interlocks and Insider Participation

The independent directors of the Company, consisting of every director except for J. Bruce Whittaker and Charles H. Schaefer, meet in executive session to determine the salaries to be paid each year to the officers of the Company.

Directors’ Compensation

Directors of The Bank of Greene County (other than the Chairman) receive an annual retainer of $12,000 and a fee of $1,000 per Board meeting. The Chairman receives an annual retainer of $15,000 and a fee of $1,000 per Board meeting. No separate compensation is currently paid to directors for service on the Board of the Company. Directors of the Bank and the Company who are also employees of the Bank and the Company are not entitled to receive Board fees. For the year ended June 30, 2004, the Bank paid a total of $141,360 in director fees.

Directors are eligible to participate in the 2000 Stock Option Plan and the 2000 Recognition and Retention Plan. On March 28, 2000, each sitting outside director was granted a non-qualified stock option to purchase 2,700 shares of common stock. These options are scheduled to vest at the rate of 20% per year over a five-year period and will become immediately exercisable upon the director’s death, disability, normal retirement, or following a change in control of the Company or the Bank. The options must be exercised within 10 years from the date of grant, and the exercise price of the options must be at least 100% of the fair market value of the underlying common stock at the date of grant. Similarly, on March 28, 2000, restricted stock awards were granted to each director with respect to 1,600 shares of common stock. These awards are also scheduled to vest in 20% increments over a five-year period beginning on March 28, 2000, with accelerated vesting to occur in the event of the director’s death, disability, normal retirement, or following a change in control of the Company or the Bank.

Executive Compensation

The following table sets forth for the years ended June 30, 2004, 2003 and 2002, certain information as to the total remuneration paid by the Company to Mr. Whittaker, the Company’s President and Chief Executive Officer; and Mr. Egger, the Company’s Senior Vice President and Secretary; and Mrs. Plummer, the Company’s Chief Financial Officer and Treasurer. These are the only officers with cash based compensation in excess of $100,000 during the year ended June 30, 2004.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Fiscal Years Ended June 30,	Annual Compensation(1)			Long-Term Compensation Awards			All Other Compensation $(2)
		Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award (s) ($)(3)	Options/SARs (#)(4)	Payouts
J. Bruce Whittaker, President and Chief Executive Officer	2004 2003 2002	202,500 190,000 172,500	15,600 ___ ___	___ ___ ___	___ ___ ___	___ ___ ___	___ ___ ___	7,200 6,800 5,200
Bruce Egger, Senior Vice President	2004	97,750	7,640	___	___	___	___	4,500
Michelle Plummer, Chief Financial Officer and Treasurer	2004	96,500	7,440	___	___	___	___	4,400
(1)	The Bank also provides each qualifying employee, including Mr. Whittaker, life insurance equal to twice the employee’s salary. The aggregate value of this benefit to Mr. Whittaker did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for such officer. The maximum benefit to be received is $130,000.
(2)	Consists of the Bank’s contribution to the Bank’s 401(k) Plan and reimbursement of social security and medicare tax associated with MRP shares on behalf of Mr. Whittaker, Mr. Egger and Mrs. Plummer.
(3)	The aggregate number of restricted shares held by Mr. Whittaker at June 30, 2004 was 2,200 and the value of such shares at such date was $70,774. The aggregate number of restricted shares held by Mr. Egger and Mrs. Plummer at June 30, 2004 was 540 each and the value of such shares at such date was $17,372. Holders of restricted shares receive any dividends declared on such shares, whether vested on not. The restricted shares vest in equal installments at a rate of 20% per year from the date of grant.
(4)	The options held by Mr. Whittaker, Mr. Egger and Mrs. Plummer vest in equal installments at the rate of 20% per year from the date of grant. The exercise price of such options is $7.875 (the fair market value of the underlying shares on the date of grant).

Benefits

Employment Agreement. The Bank has entered into an employment agreement with its President and Chief Executive Officer, J. Bruce Whittaker. The agreement has a term of 36 months. On each anniversary date, the agreement may be extended for an additional twelve months, so that the remaining term will be 36 months. If the agreement is not renewed, the agreement will expire 36 months following the anniversary date. Under the agreement, the current Base Salary for Mr. Whittaker (as defined in the agreement) is $210,000. The Base Salary may be increased but not decreased. In addition to the Base Salary, the agreement provides for, among other things, participation in retirement plans and other employee and fringe benefits applicable to executive personnel. In addition to the above, the Bank will provide Mr. Whittaker and his dependents with continuing health care coverage upon Mr. Whittaker’s retirement or other termination of employment after attainment of age 55 with 25 years of service, in substantially the same amount as provided to Mr. Whittaker and his dependents prior to the termination of his employment. Such coverage, which will survive the termination or expiration of the agreement, will cease upon Mr. Whittaker’s attainment of age 65. The agreement provides for termination by the Bank for cause at any time. In the event the Bank terminates the executive’s employment for reasons other than disability, retirement, or for cause, or in the event of the executive’s resignation from the Bank (such resignation to occur within the period or periods set forth in the employment agreement) upon (i) failure to re-elect the executive to his current offices, (ii) a material change in the executive’s functions, duties or responsibilities, or relocation of his principal place of employment by more than 30 miles, (iii) liquidation or dissolution of the Bank or the Company, (iv) a breach of the agreement by the Bank, or (v) following a change in control of the Bank or the Company, the executive, or in the event of death, his beneficiary, would be entitled to severance pay in an amount equal to three times the highest Base Salary and the highest bonus paid during any of the last three years. Mr. Whittaker would receive an aggregate of $705,600 pursuant to his employment agreement upon a change in control of the Bank or the Company, based upon his current level of compensation. The Bank would also continue the executive’s life, dental and disability coverage for 36 months from the date of termination, and would continue his health coverage until Mr. Whittaker attains age 65 (as discussed above). In the event the payments to the executive would include an “excess parachute payment” as defined by Code Section 280G (relating to payments made in connection with a change in control), the payments would be reduced in order to avoid having an excess parachute payment.

Under the agreement, the executive’s employment may be terminated upon his retirement in accordance with any retirement policy established on behalf of the executive and with his consent. Upon the executive’s retirement, he will be entitled to all benefits available to him under any retirement or other benefit plan maintained by the Bank. In the event of the executive’s disability for a period of six months, the Bank may terminate the agreement provided that the Bank will be obligated to pay him his Base Salary for the remaining term of the agreement or one year, whichever is longer, reduced by any benefits paid to the executive pursuant to any disability insurance policy or similar arrangement maintained by the Bank. In the event of the executive’s death, the Bank will pay his Base Salary to his named beneficiaries for one year following his death, and will also continue medical, dental, and other benefits to his family for one year. The employment agreement provides that, following his termination of employment, the executive will not compete with the Bank for a period of one year.

Defined Contribution Plan.  The Bank has adopted The Bank of Greene County Employees’ Savings & Profit Sharing Plan and Trust (the “Plan”) in order to permit the investment of Plan assets in common stock of the Company. Employees are eligible to join the Plan on the first of the month following completion of three months of continuous employment (during which 250 hours are completed). The first year eligibility period runs from the date of hire to the anniversary of such date. If an employee does not satisfy the eligibility requirements during such period then the next eligibility period shall be the calendar year. Employees are eligible to contribute, on a pre-tax basis, up to 25% of their eligible salary, in increments of 1%. The Bank will make a matching contribution equal to 50% of a member’s contributions on up to 6% of a member’s compensation after one year of continuous service. In addition, the Bank may make an additional discretionary contribution allocated among members’ accounts on the basis of compensation. All employee contributions and earnings thereon under the Plan are at all times fully vested. A member vests in employer matching and discretionary contributions at the rate of 20% per year beginning in the second year of employment and continuing until the member is 100% vested after six years of employment. Employees are entitled to borrow, within tax law limits, from amounts allocated to their accounts.

Plan benefits will be paid to each member in a lump sum or in equal payments over a fixed period upon termination, disability or death. In addition, the Plan permits employees to withdraw salary reduction contributions prior to age 59-1/2 or termination in the event the employee suffers a financial hardship. In certain circumstances, the Plan permits employees to withdraw the Bank’s matching contributions to their accounts. The Plan permits employees to direct the investment of their own accounts into various investment options.

At December 31, 2003, the market value of the Plan trust fund was approximately $2.2 million. The total contribution (i.e., both the employee and Bank contributions) to the Plan for the Plan year ended December 31, 2003, was approximately $208,500.

Defined Benefit Pension Plan. The Bank maintains the Financial Institutions Retirement Fund, which is a qualified, tax-exempt defined benefit plan (the “Retirement Plan”). All employees age 21 or older who have worked at the Bank for a period of one year in which they have 1,000 or more hours of service are eligible for membership in the Retirement Plan. Once eligible, an employee must have been credited with 1,000 or more hours of service with the Bank during the year in order to accrue benefits under the Retirement Plan. The Bank annually contributes an amount to the Retirement Plan necessary to satisfy the actuarially determined minimum funding requirements in accordance with the Employee Retirement Income Security Act (“ERISA”).

The regular form of all retirement benefits (i.e., normal, early or disability) is a life annuity with a guaranteed term of 10 years. For a married participant, the normal form of benefit is a joint and survivor annuity where, upon the participant’s death, the participant’s spouse is entitled to receive a benefit equal to the commuted value of such unpaid installments paid in lump sum. Either the member or beneficiary may elect to have this benefit paid in the form of installments. Where death occurs prior to a member’s benefit commencement, in no event shall the death benefit be less than the amount payable under the lump sum settlement options. An optional form of benefit may be selected instead of the normal form of benefits. These optional forms include various annuity forms as well as a lump sum payment after age 55. Benefits payable upon death may be made in a lump sum, installments over 10 years, or a lifetime annuity.

The normal retirement benefit payable at or after age 65, is an amount equal to 1.5% multiplied by years of benefit service (not to exceed 30) times average compensation based on the average of the five years providing the highest average. A reduced benefit is payable upon retirement at age 55 at or after completion of five years of service. A member is fully vested in his account upon completion of five or more years of employment or upon attaining normal retirement age.

The following table indicates the annual retirement benefit that would be payable under the Retirement Plan upon retirement at age 65 in calendar year 2003, expressed in the form of a single life annuity for the average salary and benefit service classifications specified below.

Highest Five-Year
   Average                      Years of Service and Benefit Payable at Retirement(1)
Compensation       15            20            25           30
                            $ 50,000                        $11,300            $15,000            $18,800            $22,500
$ 75,000                      16,900             22,500              28,100             33,800
$100,000                     22,600             30,000              37,500             45,000
$125,000                     28,100             37,500              46,900             56,300
$150,000                     33,800             45,000              56,300             67,500
$175,000                     39,400             52,500              65,600             78,800
$200,000                     45,000             60,000              75,000             90,000
$225,000                     50,600             67,500              84,400            101,300

(1)	No additional credit is received for years of service in excess of 30; however, increases in compensation after 30 years will generally cause an increase in benefits.

As of June 30, 2004, Mr. J. Bruce Whittaker had 33 years of credited service (i.e., benefit service), under the Retirement Plan.

Employee Stock Ownership Plan and Trust. The Bank has established an Employee Stock Ownership Plan and Related Trust (“ESOP”) for eligible employees. The ESOP is a tax-qualified plan subject to the requirements of ERISA and the Code. Persons who have been employed by the Bank for 12 months during which they worked at least 1,000 hours and who have attained age 21, are eligible to participate. The ESOP has borrowed funds from the Company and has purchased or been issued a total of 72,760 shares of common stock. An additional 7,276 shares were issued to the ESOP as a result of the 10% stock dividend effective August 1999. Accordingly, the ESOP originally owned 80,036 shares in total. The ESOP owned 73,073 shares as of June 30, 2004. When fully vested employees retire or leave the Company they may take from the ESOP their portion of allocated shares or cash; as a result of this, the overall number of shares remaining in the Plan has decreased. The common stock held by the ESOP is collateral for the loan. The loan will be repaid principally from the Bank’s contributions to the ESOP over a period of up to ten years. The interest rate for the loan is a floating rate equal to the Prime Rate as published in The Wall Street Journal from time to time. Shares purchased by the ESOP are held in a suspense account for allocation among participants as the loan is repaid.

Contributions to the ESOP and shares released from the suspense account in an amount proportional to the repayment of the ESOP loan will be allocated among participants on the basis of compensation in the year of allocation, up to an annual adjusted maximum level of compensation. Benefits generally become vested after five years of credited service. Forfeitures will be reallocated among remaining participating employees in the same proportion as contributions. Benefits may be payable upon death, retirement, early retirement, disability or separation from service. The Company’s contributions to the ESOP will not be fixed, so benefits payable under the ESOP cannot be estimated.

A committee consisting of Walter Ingalls, David Jenkins, Dennis O’Grady and Paul Slutzky administers the ESOP. The ESOP also has an unrelated corporate trustee who is appointed as a fiduciary responsible for administration of the ESOP assets and who votes the ESOP shares. The committee may instruct the trustee regarding investment of funds contributed to the ESOP. The ESOP trustee generally will vote all shares of common stock held by the ESOP in accordance with the written instructions of the committee. In certain circumstances, however, the ESOP trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and unallocated shares and shares held in the suspense account in a manner calculated to most accurately reflect the instructions the ESOP trustee has received from participants regarding the allocated stock, subject to and in accordance with the fiduciary duties under ERISA owed by the ESOP trustee to the ESOP participants. Under ERISA, the Secretary of Labor is authorized to bring an action against the ESOP trustee for the failure of the ESOP trustee to comply with its fiduciary responsibilities.

Stock Option Plan. The Board of Directors of the Company adopted the 2000 Stock Option Plan, which has been approved by the stockholders. Certain directors, officers and employees of the Bank and the Company are eligible to participate in the Stock Option Plan. The Stock Option Plan is administered by a committee of outside directors (the “Committee”). The Stock Option Plan authorizes the grant of stock options to purchase 90,949 shares of common stock. The Stock Option Plan provides, among other things, for the grant of options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code, and options that do not so qualify (“nonstatutory options”). Options must be exercised within 10 years from the date of grant. The exercise price of the options must be at least 100% of the fair market value of the underlying common stock at the time of the grant.

Set forth below is information relating to options granted under the Stock Option Plan to the named executive officers during the year ended June 30, 2004.

OPTION GRANTS IN LAST FISCAL YEAR
Individual Grants
Name	Options Granted	Percent of Total Options Granted to Employees in FY 2004	Exercise or Base Price	Expiration Date	Grant Date Present Value
J. Bruce Whittaker	—	N/A	N/A	N/A	N/A
Bruce Egger	—	N/A	N/A	N/A	N/A
Michelle Plummer	—	N/A	N/A	N/A	N/A

Set forth below is certain information concerning options outstanding to the named executive officers at June 30, 2004.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
Name	Shares Acquired Upon Exercise	Value Realized	Number of Unexercised Options at Fiscal Year-End	Value of Unexercised In-The-Money Options at Year-End (1)
			Exercisable/Unexercisable (#)	Exercisable/Unexercisable ($)
J. Bruce Whittaker	N/A	$ N/A	10,800/3,600	$262,385/$87,462
Bruce Egger	N/A	$ N/A	4,800/1,200	$116,616/$29,154
Michelle Plummer	N/A	$ N/A	4,800/1,200	$116,616/$29,154
____________________________________
(1)	Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of common stock that would be received upon exercise, assuming such exercise occurred on June 30, 2004, at which date the most recent sales price of the common stock as reported on the Nasdaq SmallCap Market was $32.17.

Transactions with Certain Related Persons

All transactions between the Company and its executive officers, directors, holders of 10% or more of the shares of its common stock and affiliates thereof, are on terms no less favorable to the Company than could have been obtained by it in arm’s-length negotiations with unaffiliated persons. Such transactions must be approved by a majority of the independent directors of the Company not having any interest in the transaction.

Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to the Company. Sarbanes-Oxley does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to the Bank’s directors and officers are made in conformity with the Federal Reserve Act and applicable regulations.

                                                             PROPOSAL 2—RATIFICATION OF APPOINTMENT OF AUDITORS

The Audit Committee of the Board of Directors of the Company has approved the engagement of PricewaterhouseCoopers LLP to be the Company’s auditors for the 2005 fiscal year, subject to the ratification of the engagement by the Company’s stockholders. At the Meeting, stockholders will consider and vote on the ratification of the engagement of PricewaterhouseCoopers LLP for the Company’s fiscal year ending June 30, 2005. A representative of PricewaterhouseCoopers LLP is expected to attend the Meeting to respond to appropriate questions and to make a statement, if deemed appropriate.

Audit Fees. During the past two fiscal years the fees billed for professional services rendered by PricewaterhouseCoopers LLP (the “Independent Auditor”) for the audit of the Company’s annual financial statements and for the review of the Company’s Forms 10-QSB were $83,400 for 2004 and $80,800 for 2003.

Audit-Related Fees. During the past two fiscal years there were no aggregate fees billed for professional services by the Independent Auditor that are reasonably related to the performance of the audit.

Tax Fees. During the past two fiscal years the fees billed for professional services by the Independent Auditor for tax services were $18,200 for 2004 and $17,800 for 2003.

All Other Fees. There were no aggregate fees billed to the Company by the Independent Auditor that are not described above during the past two fiscal years.

The Audit Committee considered whether the provision of non-audit services was compatible with maintaining the independence of its auditors. The Audit Committee concluded that performing such services in fiscal 2004 did not affect the auditors’ independence in performing their function as auditors of the Company.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. None of the tax fees and other fees paid in fiscal 2004 and 2003 were approved per the Audit Committee’s pre-approval policies.

In order to ratify the selection of PricewaterhouseCoopers LLP as the independent auditors for the 2005 fiscal year, the proposal must receive at least a majority of the votes cast “FOR” or “AGAINST”, either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote “FOR” the ratification of PricewaterhouseCoopers LLP, as independent auditors for the 2005 fiscal year.

                                                                     STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s executive office, 302 Main Street, Catskill, New York 12414, no later than May 26, 2005. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                                                           OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Exchange Act.

                ADVANCE NOTICE OF BUSINESS TO BE BROUGHT BEFORE AN ANNUAL MEETING

The Bylaws of the Company provide an advance notice procedure for certain business or nominations to the Board of Directors to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than five days prior to the date of the annual meeting. No other proposal shall be acted upon at the annual meeting. A stockholder may make any other proposal at the annual meeting and the same may be discussed and considered, but unless stated in writing and filed with the Secretary at least five days prior to the annual meeting, the proposal will be laid over for action at an adjourned, special or annual meeting taking place 30 days or more thereafter.

The date on which the next Annual Meeting of Stockholders is expected to be held is October 26, 2005. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before the 2005 Annual Meeting of Stockholders must be made in writing and delivered to the Secretary of the Company no later than July 26, 2005.

                                                                             MISCELLANEOUS

The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

The Company’s 2004 Annual Report to Stockholders has been mailed to all stockholders of record as of the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2004, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO BRUCE P. EGGER, CORPORATE SECRETARY, GREENE COUNTY BANCORP, INC., 302 MAIN STREET, CATSKILL, NEW YORK 12414, OR CALL AT 518-943-2600.

BY ORDER OF THE BOARD OF DIRECTORS

By:  /s/ Bruce P. Egger
                                                                                                                        Bruce P. Egger
                                                                                                                        Corporate Secretary
Catskill, New York
September 22, 2004

                                                                                                APPENDIX A

GREENE COUNTY BANCORP, INC.
AUDIT COMMITTEE CHARTER

General objectives

This charter will provide the audit committee with formal written directions that will specify the scope of its responsibilities and the means by which it carries out those responsibilities; the external auditor’s accountability to the board and audit committee; and the audit committee’s responsibility to ensure the independence of the outside auditor.

The Committee should foster adherence to, and encourage continuous improvement of, the Company’s policies, procedures and practices. The Committee should also provide an open avenue of communication among financial and senior management, the internal audit function, the independent auditor and the Board.

Authority

The board of Greene County Bancorp, Inc. (the “Company”) will establish a subcommittee called the audit committee. The audit committee shall, at all times, meet the requirements set forth by the National Association of Securities Dealers, Inc. through its wholly-owned subsidiary, the Nasdaq Stock Market, Inc. The audit committee will consist entirely of independent directors, the minimum number of which will be three. Such directors will serve for a period of at least one year. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership. A director will NOT be considered independent if, among other things, he or she has:

•	been employed by the Company or its affiliates in the current or past three years;

•	accepted any compensation from the Company or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or nondiscretionary compensation);
•	an immediate family member who is, or has been in the past three years, employed by the Company or its affiliates as an executive officer;
•	been a partner, controlling shareholder or an executive officer of any for-profit business to which the Company made, or from which it received, payments (other than those which arise solely from investments in the Company’s securities) that exceed five percent of the organization’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or
•	been employed as an executive of another entity where any of the Company’s executives serve on that entity’s compensation committee.

Further, each member of the Committee will be free from any relationship (including disallowed compensatory arrangements) that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

All members of the audit committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background. The Board shall determine whether at least one member of the Committee qualifies as an “audit committee financial expert” in compliance with criteria established by the Nasdaq. The existence of such member, including his or her name and whether he or she is independent, shall be disclosed in periodic filings as required by the SEC.

The audit committee shall meet at least four times annually, or more frequently as circumstances dictate. The committee shall meet privately in executive session at least annually with management, the manager of the internal auditing department, and the independent accountants.

Scope of Responsibility

The audit committee is responsible for the financial oversight of the Company which includes:

Internal audit - The audit committee has responsibility for the following:

•	Establishing an internal auditing function
•	Engaging qualified person(s) or firms to serve as internal auditors
•	Providing sufficient resources for an adequate audit scope in terms of risk, frequency and coverage of the Company’s (and subsidiaries) systems
•	Ensuring that proper internal control procedures are in place and operating effectively; the major areas of control include:

▪	Safeguarding assets and records
▪	Ensuring the proper and accurate reporting of transactions
▪	Ensuring compliance with a number of criteria, including generally accepted accounting principles (GAAP) and banking laws and regulations
▪	Ensuring compliance with all Company and subsidiaries policies and procedures that reflect the Company’s goals and methods of implementing these goals
•	Ensuring that operational and managerial directives are followed
•	Ensuring that operational, regulatory, and managerial corrective actions are followed
•	Meet with the internal auditors to review their reports and ensure corrective actions have been taken

External audit - The audit committee has responsibility for the following:

•	The audit committee will ensure the independence of the external auditor by determining that: the Company does not and will not extend unsecured credit to the external auditor’s firm or to individuals employed by the firm; fees will be determined on a contract basis; the external auditors will at no time make management decisions or perform management duties and; the Company and the external audit firm will not share any directors. The audit committee will also ensure it receives the written disclosures from the external auditors delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees”, as may be modified or supplemented.
•	The audit committee will engage in a dialogue with the external auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the full board take, appropriate action to oversee the independence of the external auditor. The Committee shall consider whether the auditor’s performance of permissible non-audit services is compatible with the auditor’s independence.
•	The audit committee will engage the independent outside auditor to audit financial statements and will have the authority to remove the independent outside auditor if circumstances dictate. The independent outside auditor will report directly to the Committee. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.
•	The audit committee will monitor the progress of the external auditor, resolving any conflicts that may arise during the audit.
•	The audit committee will be required to meet with the external auditors at the end of the engagement to review the external audit findings, determine corrective action, and ensure that corrective action is implemented.
•	The audit committee will ensure that the external auditors understand and acknowledge their accountability to the board and audit committee as representatives of shareholders, and these shareholders’ representatives ultimate authority and responsibility to select, evaluate, and where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).
•	The audit committee will be available to the external auditor to resolve any conflicts regarding limitations in scope or other problems that arise during the external audit.
•	The audit committee will review the opinion expressed in the independent accountants report and take any appropriate actions necessary.
•	If a management letter, or any document prepared by the external auditor that contains significant suggestions or recommendations regarding the Company’s financial statements and reporting, is received from the external auditor, the audit committee will take any appropriate follow-up actions deemed necessary.
•	The Committee will review and pre-approve both audit and non-audit services to be provided by the independent auditor (other than with respect to non-significant exceptions permitted by the Sarbanes-Oxley Act of 2002) in accordance with the Company’s pre-approval policy.
•	The audit committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and will have direct access to the independent auditors as well as the books, records, facilities and personnel of the Company. The audit committee has the ability to retain, at the Company’s expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

A.	Financial Statement and Disclosure Matters

•	Review and discuss with management and the independent auditor the Company’s annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-KSB.
•	Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of the Company’s Form 10-QSB, including the results of the independent auditor’s review of the quarterly financial statements.
•	Review and discuss with management and the independent auditor the certifications of the Company’s chief executive officer and chief financial officer about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls, as required by the Sarbanes-Oxley Act of 2002 (Sections 302 and 906), and the relevant reports rendered by the independent auditor.
•	Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.
•	Review and discuss quarterly reports from the independent auditor on:

(a)	all critical accounting policies and practices used or to be used
(b)	all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor
(c)	other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences
•	Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and ratings agencies. Such discussions may be on general terms (i.e., discussion of the types of information to be disclosed and the type of presentation to be made).
•	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.
•	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.
•	Review with management, corporate counsel and the independent auditor the status of legal matters, including the significance of such matters on the Company’s financial statements, and the adequacy of disclosures regarding such matters in the Company’s financial statements and SEC filings.
•	Review with management and the independent auditor all related party transactions and determine that all required disclosures are included in the Company’s annual report and annual proxy statement.
•	Review with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, any difficulties encountered in the course of the audit, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

Other Responsibilities

•	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any reports which raise material issues regarding the Company’s financial statements or accounting policies.
•	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Annual Review of Charter
IBD>N/:I0>t
The audit committee is responsible for reviewing and assessing the adequacy of this charter on an annual basis. On an annual basis, the audit committee shall submit the audit committee charter to the Board of Directors for re-approval. Annual proxy statements shall include a statement indicating that the audit committee is governed by a charter and the charter shall be published as an appendix to the proxy statement at least every three years in accordance with SEC regulations.

While the audit committee has the responsibilities and powers set forth in this charter, it is not the duty of the audit committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. These duties are the responsibility of management and the Company’s independent auditors.

REVOCABLE PROXY

GREENE COUNTY BANCORP, INC.
ANNUAL MEETING OF STOCKHOLDERS
October 27, 2004

The undersigned hereby appoints the official proxy committee consisting of the Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders (“Annual Meeting”) to be held at the Company’s main office, located at 425 Main Street, Catskill, New York on October 27, 2004, at 5:30 p.m. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

	FOR	VOTE WITHHELD
(except as marked to the contrary below)
          1.   The election as directors of all nominees listed below,
                 each to serve for a three-year term

Walter H. Ingalls
Paul Slutzky
David H. Jenkins, DVM

The election as director of the nominee listed below, to serve for a two-year term

Arthur Place, CPA

INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.

	☐	☐
	FOR	AGAINST	ABSTAIN
2. The ratification of PricewaterhouseCoopers LLP as the Company's independent auditors for the fiscal year ending June 30, 2005.	☐	☐	☐

The Board of Directors recommends a vote “FOR” Proposal 1 and Proposal 2.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated September 22, 2004, and audited financial statements.

Dated:_________________________                              ☐       Check Box if You Plan
                                                                                                                                 to Attend Annual Meeting

_______________________________    ___________________________________
PRINT NAME OF STOCKHOLDER           PRINT NAME OF STOCKHOLDER

_______________________________    ___________________________________
SIGNATURE OF STOCKHOLDER             SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

Please complete and date this proxy and return it promptly
                                                                                    in the enclosed postage-prepaid envelope.